EXHIBIT 99.1
ALL POINTS INDUSTRIES, INC.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
WITH
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Shareholders of
     All Points Industries, Inc.
We have audited the accompanying balance sheets of All Points Industries, Inc. at December 31, 2006 and 2005 and the related statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of All Points Industries, Inc. at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules on pages 12 and 13 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Causey Demgen & Moore Inc.

Denver, Colorado
December 17, 2007

ALL POINTS INDUSTRIES, INC.
BALANCE SHEET
December 31, 2006 and 2005

	2006	2005
ASSETS
Current assets:
Cash	$47,154	$54,600
Trade accounts receivable, net of allowance for losses of $77,000 and $48,700, respectively (Note 1):	1,134,476	1,515,847
Inventories (Note 2)	11,639,568	7,416,406

Total current assets	12,821,198	8,986,853

Property and equipment (Note 2):
Leasehold improvements	—	48,778
Machinery and equipment	506,110	376,214
Office furniture and equipment	71,771	65,771
Transportation equipment	534,744	383,265

	1,112,625	874,028

Less accumulated depreciation and amortization	(578,044)	(431,059)

Net property and equipment	534,581	442,969

Other assets (Note 2):
Goodwill	399,306	399,306
Deposits (Note 4)	9,256	9,256

	408,562	408,562

	$13,764,341	$9,838,384

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,496,316	$915,925
Note payable — bank (Note 2)	600,000	467,737
Note payable — shareholder (Note 2)	—	70,594
Accrued expenses	108,834	138,552

Total current liabilities	2,205,150	1,592,808

Commitments and contingencies (Note 5)

Stockholders’ equity:
Common stock, no par; authorized 1,000 shares, 100 shares issued and outstanding	50,000	50,000
Retained earnings	11,509,191	8,195,576

Total stockholders’ equity	11,559,191	8,245,576

	$13,764,341	$9,838,384

See accompanying notes.

ALL POINTS INDUSTRIES, INC.
INCOME STATEMENT
For the Years Ended December 31, 2006 and 2005

	2006		2005
	Amount	Percent	Amount	Percent

Net sales	$34,435,842	100.0%	$30,227,534	100.0%
Cost of sales	23,001,452	66.8%	20,496,863	67.8%

Gross profit	11,434,390	33.2%	9,730,671	32.2%

Operating expenses:
Selling	3,990,776	11.6%	3,340,065	11.0%
General and administrative	3,243,858	9.4%	1,941,959	6.5%

Total operating expenses	7,234,634	21.0%	5,282,024	17.5%

Income from operations	4,199,756	12.2%	4,448,647	14.7%

Other income (expense):
Interest income	61,360	0.1%	213	0.0%
Interest expense	(3,847)	0.0%	(23,634)	-0.1%
Other, net	126,378	0.4%	61,472	0.2%

	183,891	0.5%	38,051	0.1%

Net income	$4,383,647	12.7%	$4,486,698	14.8%

See accompanying notes.

ALL POINTS INDUSTRIES, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
For the Years Ended December 31, 2006 and 2005

	Common Stock		Retained
	Shares	Amount	earnings	Total
Balance, December 31, 2004	1,000	$50,000	$3,708,878	$3,758,878

Net income for the year ended December 31, 2005	—	—	4,486,698	4,486,698

Balance, December 31, 2005	1,000	50,000	8,195,576	8,245,576

Net income for the year ended December 31, 2006	—	—	4,383,647	4,383,647

Distributions to stockholders	—	—	(1,070,032)	(1,070,032)

Balance, December 31, 2006	1,000	$50,000	$11,509,191	$11,559,191

See accompanying notes.

ALL POINTS INDUSTRIES, INC.
STATEMENT OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	2006	2005
Cash flows from operating activities:
Net income	$4,383,647	$4,486,698
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	229,119	160,529
Gain on sale of property and equipment	(2,872)	(397)
Provision for doubtful accounts	28,300	39,500
Changes in current assets and liabilities:
Accounts receivable	353,071	(210,952)
Inventories	(4,223,162)	(4,856,530)
Accounts payable	580,391	174,208
Accrued expenses	(29,718)	71,232

Total adjustments	(3,064,871)	(4,622,410)

Net cash provided by (used in) operating activities	1,318,776	(135,712)

Cash flows from investing activities:
Proceeds from sale of property and equipment	14,318	15,614
Purchases of property and equipment	(332,177)	(394,232)

Net cash used in investing activities	(317,859)	(378,618)

Cash flows from financing activities:
Distributions made to stockholders	(1,070,032)	—
Proceeds from notes payable	750,000	2,627,913
Repayments of notes payable	(688,331)	(2,110,835)

Net cash provided by (used in) financing activities	(1,008,363)	517,078

Net increase (decrease) in cash	(7,446)	2,748

Cash at beginning of year	54,600	51,852

Cash at end of year	$47,154	$54,600

Supplemental cash flow information:
The Company paid $6,522 and $20,959 for interest during the years ended December 31, 2006 and 2005, respectively.
See accompanying notes.

ALL POINTS INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005
1.	Organization and summary of significant accounting policies

All Points Industries, Inc. (“Company”) is a wholesale distributor of bolts and screws for window protectors and other products. The Company was organized under the laws of the State of Florida on July 24, 1996.

Consolidation of variable interest entities:

In December 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities” (“FIN 46R”), which is an interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). FIN 46R addresses the application of ARB 51 to variable interest entities (“VIEs”), and generally requires that assets, liabilities and results of activities of a VIE be consolidated into the financial statements of the enterprise that is considered the primary beneficiary. VIEs are primarily entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision making ability. All VIEs with which the Company is involved must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes.

The Company has concluded that its potential variable interest entities, which consists of a related limited liability company (“LLC”), is not a VIE, as the LLC has sufficient equity to finance its activities and, therefore, does not require consolidation into the Company’s financial statements for the years ended December 31, 2006 and 2005.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allowances for losses on trade accounts receivable requires the use of significant estimates. The Company believes the techniques and assumptions used to establish this allowance is appropriate.

Cash and cash equivalents:

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

ALL POINTS INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005
1.	Organization and summary of significant accounting policies (continued)

Accounts receivable:

Trade receivables are charged off in the period they are deemed uncollectible. Recoveries of receivables previously charged off are recorded when received. Management evaluates the allowance for doubtful accounts based upon accounts receivable activity, write off experience factors, and evaluation of accounts receivable due greater than 90 days, which amounted to $209,509 and $205,965 at December 31, 2006 and 2005, respectively.

Inventories:

Inventories are stated at the lower of cost or market, using an average cost method which approximates first-in first out.

Property and equipment:

Property and equipment are stated at cost and are depreciated using the straight-line and double declining balance methods over the following estimated useful lives of the related assets:

Leasehold improvements	Lease Term
Machinery and equipment	7 years
Office furniture and equipment	5 -10 years
Transportation equipment	5 years
Goodwill:

The Company accounts for its goodwill in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets, which requires the Company to test goodwill for impairment annually or whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable, rather than amortize. In the Company’s opinion, no impairment loss should be recorded for the years ended December 31, 2006 or 2005.

Income taxes:

The Company is taxed as an “S” corporation under the Internal Revenue Code. In lieu of corporate federal and certain state income taxes, the stockholders of an “S” corporation are taxed on their proportionate share of the Company’s taxable income.

Advertising costs:

All costs related to marketing and advertising are expensed in the period incurred. Advertising expense amounted to $98,983 and $51,009 for the years ended December 31, 2006 and 2005, respectively.

ALL POINTS INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005
1.	Organization and summary of significant accounting policies (continued)

Concentration of credit risk:

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables and cash. The Company places its cash with high quality financial institutions. At various times during the years ended December 31, 2006 and 2005, the balance exceeded the FDIC limit of $100,000.

The Company provides credit, in the normal course of business, to customers primarily located in the southeastern United States. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential losses. Although the Company is directly affected by the well-being of the retail industry and hurricane protection industry, management does not believe significant credit risk exists at December 31, 2006.

Risks and uncertainties:

The Company’s future results of operations involve certain risks and uncertainties. Factors that could affect the Company’s future operating results and cause actual results to vary materially from historical results include the impact of seasonal fluctuations due to weather conditions and reliance on suppliers in China and other foreign countries. The Company’s business performance could be adversely affected through trade legislation or other factors that can affect the availability of certain products. Although certain products essential to the Company’s business are generally available from multiple sources, the Company procured approximately 35% of its products from manufacturers in China and other foreign countries during the years ended December 31, 2006 and 2005.

2.	Notes payable

Note payable — bank consisted of the following:

	2006	2005
Bank line of credit, interest at the bank’s prime rate (8.25% and 7.25% at December 31, 2006 and 2005, respectively), collateralized by trade accounts receivable, inventories, equipment and general intangibles; interest payable monthly, agreement expires May 30, 2008	$600,000	$467,737

ALL POINTS INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005
2.	Notes payable (continued)

The line of credit as of December 31, 2006 and 2005 is limited to $1,750,000.

Note payable — shareholder:

During the year ended December 31, 2005, the Company had advances from a shareholder and officer of the Company for $419,341, including interest at 7%, and repayments in the amount of $370,000, resulting in a note payable balance of $70,594 at December 31, 2005. The Company paid the remaining balance during the year ended December 31, 2006.

3.	Retirement plan

The Company sponsors a SIMPLE IRA plan which covers all employees who have at least $5,000 in annual compensation. The Company will match up to 3% of the employees salary not to exceed their contribution amount. Contributions amounted to $39,156 and $31,495 for the years ended December 31, 2006 and 2005, respectively.

4.	Related-party transactions

The Company leases an office and warehouse facilities from a related partnership under a month to month agreement. The Company makes payments monthly in amounts which may be adjusted upon discretion of the Partnership. In addition, the Company must pay repairs, maintenance, utilities, property taxes and insurance under the terms of the lease. Rent expense under the leases was $269,013 and $176,931 for the years ended December 31, 2006 and 2005, respectively.

5.	Commitments and contingencies

Equipment leases:

The Company leases equipment under non-cancelable operating leases from unrelated entities. Rent expense under non-related party operating leases amounted to $10,200 and $19,346 for the years ended December 31, 2006 and 2005, respectively.

Guarantee of the indebtedness of affiliate:

At December 31, 2006 and 2005, the Company has guaranteed certain indebtedness of a related partnership in the amount of $3,000,000 related to the office and warehouse facility leased by the Company, as described above. The Company has not recorded a liability for the guarantee and does not believe the guarantee will have a material impact on the results of operations or financial condition of the Company.

ALL POINTS INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005
5.	Commitments and contingencies (continued)

Contingencies:

The Company is involved in various legal proceedings of a nature considered normal to its business. It is the Company’s policy to accrue for amounts related to these legal matters if it is probable that a liability has been incurred and an amount is reasonably estimable. In the opinion of the Company, although the outcome of any legal proceedings cannot be predicted with certainty, legal proceedings will not have a material adverse effect on the Company’s financial position but could be material to the results of operations in any one accounting period.

6.	Subsequent event

On September 14, 2007, the Company entered into a letter of intent agreement to sell all of the outstanding shares of capital stock of the Company. In conjunction with the agreement, certain members of management will enter into employment agreements with the acquiring company.

SUPPLEMENTAL INFORMATION

ALL POINTS INDUSTRIES, INC.
SCHEDULE OF SELLING EXPENSES
For the Years Ended December 31, 2006 and 2005

	2006	2005

Payroll and payroll taxes	$2,255,130	$1,854,536
Packaging	846,866	845,984
Warehouse expenses	213,184	144,568
Auto and truck expenses	160,563	140,162
Commissions	161,840	164,415
Travel	113,776	85,832
Advertising and promotion	98,983	51,009
Tooling expenses	77,494	19,246
Rebates	46,200	—
Other	16,740	34,313

	$3,990,776	$3,340,065

See accompanying notes and report of independent certified public accountants.

ALL POINTS INDUSTRIES, INC.
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
For the Years Ended December 31, 2006 and 2005

	2006	2005

Officer salaries and payroll taxes	$1,505,429	$480,000
Rent (Note 4)	269,013	176,931
Depreciation and amortization	229,119	160,529
Worker’s compensation insurance	225,635	130,886
Benefits (Note 3)	187,253	199,823
Bank charges	158,284	48,377
Office expenses	124,021	164,562
Professional fees	115,642	35,132
Telephone	78,665	67,193
Property and other taxes (Note 4)	65,745	16,740
Building maintenance and insurance (Note 4)	62,228	9,360
Utilities	57,481	40,655
Repairs and maintenance	55,749	50,213
Bad debts	45,195	143,625
Stationary and printing	33,111	111,451
Other	31,288	106,482

	$3,243,858	$1,941,959

See accompanying notes and report of independent certified public accountants.